SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) January 12, 2005

ACR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	0-12490	74-2008473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Wilcrest Drive,
Suite 440
Houston, Texas 77042
(Address of Principal Executive Offices, Including Zip Code)
(713) 780-8532
Registrant’s telephone number, including area code
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Financial Statements, Pro Forma Financial Information and Exhibits.

On January 12, 2005, ACR Group, Inc. (the “Company”) issued a press release reporting its financial results for the fiscal quarter year ended November 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information contained in this Form 8-K is being furnished pursuant to “Item 2.02 Results of Operations and Financial Condition,” under Item 2.02 and item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit

99.1          ACR Group, Inc Press Release dated January 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACR GROUP, INC.

Dated: January 12, 2005	By:	/s/ ANTHONY R. MARESCA

Anthony R. Maresca
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release dated January 12, 2005 by ACR Group, Inc.